Exhibit 10.13

AMENDMENT NO. 1 TO THE
VISTRA ENERGY
EQUITY DEFERRED COMPENSATION PLAN FOR CERTAIN DIRECTORS

WHEREAS, Vistra Energy Corp. (the “Company”) sponsors and maintains the Vistra Energy Equity Deferred Compensation Plan for Certain Directors (the “Plan”) for the primary purpose of providing flexibility for Eligible Directors to defer the receipt Stock they are entitled to receive in consideration of their service as Directors of the Company, and to encourage their ownership of Company Stock; and

WHEREAS, the Company wishes to amend the Plan to specifically provide for a mid-year deferral election opportunity for newly eligible Directors, as permitted and provided for under Treas. Reg. §1.409A-2(a)(7)(i); and

WHEREAS, pursuant to Section 8 of the Plan, the Plan Administrator is authorized to amend the Plan at any time.

NOW, THEREFORE, the Plan is hereby amended effective as of February 24, 2020, in the following manner:

1.Initial Deferral Elections. Section 2(g) of the Plan (which defines the term “Election Period”) is hereby amended by adding the following language as a new paragraph at the end of such section:

“Notwithstanding the foregoing, subject to the provisions of Section 409A of the Code, a Director who first becomes eligible to participate in the Plan after the beginning of a Plan Year shall be entitled to make a deferral election (with respect to RSUs granted to such Director after the date of the election) within thirty (30) days after first becoming eligible, and the term Election Period, shall include such deferral election period.”

2.Defined Terms. Unless otherwise defined herein, each of the capitalized terms used herein shall have the meaning given to such term in the Plan.

3.No Further Amendments. Except as expressly amended hereby, the Plan shall remain in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, this Amendment No. 1 is hereby executed by the undersigned duly authorized officer of the Company effective as of the date set forth above.

VISTRA ENERGY CORP.

By: /s/ Carrie L. Kirby
Carrie L. Kirby
Chief Administrative Officer